                           STOCK PURCHASE AGREEMENT                 Exhibit 10.1
                           ------------------------


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of March 30, 2001 by and among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), and the other parties signatory hereto (each a "Purchaser" and collectively the "Purchasers").

                                   RECITALS
                                   --------

     WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, at a purchase price of $5.50 per share, 1,818,182 shares of the Company's common stock, no par value per share (the "Stock"), on the terms and conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   PURCHASE AND SALE OF THE STOCK.
          ------------------------------

          1.1.  Authorization. As of the Closing (as defined below), the
                -------------
Company shall have authorized the issuance, pursuant to the terms and conditions of this Agreement, of 1,818,182 shares of common stock.

          1.2.  Agreement to Purchase and Sell.  The Company agrees to sell to
                ------------------------------
each Purchaser at the Closing, and each Purchaser severally agrees to purchase from the Company at the Closing the number of shares of the Stock set forth opposite the name of such Purchaser under the heading "Number of Shares of Common Stock to be Purchased" on Schedule I at the aggregate purchase price set forth opposite the name of such Purchaser under the heading "Purchase Price for Common Stock" on Schedule I

     2.   CLOSING.
          -------

          2.1.  The Closing.  The purchase and sale of the Stock will take
                -----------
place at the offices of the Company at 10:00 a.m., Eastern time on March 30, 2001 or at such other time and place as the Company and the Purchasers mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to each Purchaser a certificate representing the Stock being purchased by such Purchaser at the Closing. As payment in full for the Stock being purchased by each Purchaser under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on the Closing Date:

(i) the Purchasers will deliver to the Company the Note, dated March 14, 2001, issued by the Company to Special Investment Risks, Ltd. (the "Note"), and (ii) each Purchaser will deliver to the Company by check, wire transfer, or any combination thereof, the amount set forth opposite the name of such Purchaser under the heading "Cash Portion of Purchase Price for Common Stock" on Schedule I (net of principal and accrued interest payable by the Company on the Note).

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
          ---------------------------------------------
represents and warrants to the Purchasers that the statements in the following paragraphs of this Section 3 are all true and correct:

          3.1.  Organization, Good Standing and Qualification. The Company is a
                ---------------------------------------------
corporation duly organized, validly existing and subsisting under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority (corporate and other) to own, lease, use and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where failure to be so qualified or in good standing would not have a material adverse effect on its financial condition, business, prospects or operations.

          3.2.  Due Authorization.  All corporate action on the part of the
                -----------------
Company, its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement, and the authorization, issuance, reservation for issuance and delivery of all of the Stock being sold under this Agreement has been taken or will be taken prior to the Closing, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          3.3.  Valid Issuance of Stock.  The Stock, when issued, sold and
                -----------------------
delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and will not be subject to preemptive or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

          3.4.  Company's SEC Filings. Neither the Company's Report on Form 10-K
                ---------------------
for the year ended September 30, 2000 (the "Form 10-K") nor any other document filed by Company with the Securities and Exchange Commission (the "SEC") since July 3, 1996 contained a misstatement of a material fact or failed to state a material fact required to be stated therein or necessary to make the statements made therein (in light of the circumstances under which they were made) not misleading as of the date such filing was made. The Company has filed all documents required to be filed by it with the SEC since July 3, 1996 (and since the filing by the Company of the Form 10-K no event has occurred which requires or will require the filing by the Company with the SEC of a Report on Form 8-K).

     4.   REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE PURCHASERS.
          --------------------------------------------------------------------
Each Purchaser, severally and not jointly, hereby represents and warrants to the Company, and agrees with the Company that:

          4.1.  Authorization.  This Agreement constitutes the Purchaser's valid
                -------------
and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Purchaser represents that the Purchaser has full power and authority to enter into this Agreement.

          4.2.  Purchase for Own Account.  The Stock to be purchased by the
                ------------------------
Purchaser hereunder will be acquired for the Purchaser's own account, not as a nominee or agent, and not with a present view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), except pursuant to sales registered or exempt from registration under the 1933 Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

          4.3.  Disclosure of Information. The Purchaser has received or has had
                -------------------------
full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Stock to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Stock and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

          4.4.  Investment Experience.  The Purchaser understands that the
                ---------------------
purchase of the Stock involves substantial risk. The Purchaser has experience as an investor in securities and acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of his or its investment in the Stock and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of this investment in the Stock and protecting its own interests in connection with this investment.

          4.5.  Accredited Investor Status.  The Purchaser is an "accredited
                --------------------------
investor" within the meaning of Regulation D promulgated under the 1933 Act.

          4.6.  Restrictions on Transferability.  The Purchaser understands that
                -------------------------------
the shares of the Stock are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable rules and regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Purchaser represents that the Purchaser is familiar with Rule 144 of the SEC, as presently in effect, and understand the resale limitations imposed thereby and by the 1933 Act. The Purchaser understands that the Company is under no obligation to register any of the securities sold hereunder. Further, the Stock will be subject to an Amended and Restated Shareholder Agreement by and among the Company, Ronald L. Jensen, Gladys M. Jensen, Jeffrey J. Jensen, Jami J. Jensen, Julie J. Jensen, Janet J. Jensen and James J. Jensen (the "Shareholder Agreement"). The Company shall keep a copy of the Shareholder Agreement at its principal executive office and shall furnish copies thereof to the Holder upon written request. Subject to the limitations on transferability expressly set forth herein, the Stock may be transferred in any manner in compliance with applicable law.

          4.7.  Legends.  It is understood that the certificates evidencing the
                -------
Stock will bear the legends set forth below:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS THE SECURITIES ARE SOLD PURSUANT TO RULE 144 UNDER THE ACT.

     THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AN AMENDED AND RESTATED SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY, RONALD L. JENSEN, GLADYS M. JENSEN, JEFFREY J. JENSEN, JAMI J. JENSEN, JULIE J. JENSEN, JANET J. JENSEN AND JAMES J. JENSEN, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH SHAREHOLDER AGREEMENT SHALL BE

     FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

The first legend set forth above shall be removed by the Company from any certificate evidencing the Stock (i) when such security is registered for sale under an effective registration statement under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, (ii) upon delivery to the Company of an opinion by counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Stock, or (iii) the holder of such security provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144. The second legend shall be removed by the Company from any certificate in the event of a transfer of the Stock meeting the requirements of Section 5.10(i), (ii) or (iii) of the Shareholder Agreement.

     5.   INDEMNIFICATION.
          ---------------

          5.1.  Indemnification by the Company.  The Company shall indemnify and
                ------------------------------
hold the Purchasers and their officers, directors, stockholders, partners and members harmless against and in respect of any and all losses, costs, expenses, claims, damages, obligations and liabilities, including interest, penalties and reasonable attorneys fees and disbursements (the "Damages"), which the Purchasers may suffer, incur or become subject to arising out of, based upon or otherwise in respect of: (a) any inaccuracy in or breach of any representation or warranty of the Company made in or pursuant to this Agreement or any other agreement or document required to be delivered pursuant to this Agreement (each a "Transaction Document" and collectively, the "Transaction Documents") or (b) any breach or non-fulfillment of any covenant or obligation of the Company contained in this Agreement or any Transaction Document.

          5.2.  Indemnification by the Purchasers.  The Purchasers shall
                ---------------------------------
indemnify and hold the Company, its officers, directors and stockholders harmless against and in respect of any and all damages which the Company may suffer, incur or become subject to arising out of, based upon or otherwise in respect of: (a) any inaccuracy in or breach of any representation or warranty of the Purchasers made in or pursuant to this Agreement or any Transaction Document; or (b) any breach or nonfulfillment of any covenant or obligation of the Purchasers contained in this Agreements or any Transaction Document.

          5.3.  Party Seeking Indemnification. Any party seeking indemnification
                -----------------------------
pursuant to this Section (the "Indemnified Party") shall notify the other party or parties from whom such indemnification is sought (the "Indemnifying Party") of the Indemnified Party's assertion of such claim for indemnification, specifying the basis of such claim. The Indemnified Party shall thereupon give the Indemnifying Party reasonable access to the books, records and assets of the Indemnified Party that evidence or support such claim or the act, omission or occurrence giving rise to such claim and the right, upon prior notice during normal business hours, to interview any appropriate personnel of the Indemnified Party related thereto.

          5.4.  Third Party Claims.
                ------------------

                (a) Each Indemnified Party shall promptly notify the Indemnifying Party of the assertion by any third party of any claim made against such Indemnified Party with respect to which the indemnification set forth in this Section relates (which shall also constitute the notice required by subsection 5.3). In such event, the Indemnifying Party shall have the right, upon notice to the Indemnified Party within ten (10) business days after the receipt of any such notice, to undertake the defense of or, with the consent of the Indemnified Party (which consent shall not unreasonably be withheld), to settle or compromise such claim.

                (b) The election by the Indemnifying Party, pursuant to subsection 5.4(a), to undertake the defense of a third-party claim shall not preclude the party against which such claim has been made also from participating or continuing to participate in such defense, so long as such party bears its own legal fees and expenses for so doing.

      6.  MISCELLANEOUS.
          -------------

          6.1.  No Finder's Fees.  Each party represents that it neither is nor
                ----------------
will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.1   Survival of Warranties.  The representations, warranties and
                ----------------------
covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Purchasers, its counsel or the Company, as the case may be; provided, that the representations of the Company set forth in Sections 3.1 and 3.4 hereof shall terminate on March 30, 2002.

          6.2.  Successors and Assigns.  The terms and conditions of this
                ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that no Purchaser may
                                       --------  -------
assign its rights or obligations, under this Agreement without the prior written consent of the Company, and any such attempt to assign without the Company's consent shall be void ab initio.

          6.3.  Governing Law and Jurisdiction. This Agreement shall be governed
                ------------------------------
by and construed under the internal laws of the Commonwealth of Pennsylvania as applied to agreements among Pennsylvania residents entered into and to be performed entirely within Pennsylvania, without reference to principles of conflict of laws or choice of laws. In any action or proceeding between the parties hereto, the parties hereto irrevocably consent and agree to the exclusive jurisdiction of the Federal and State courts located in the Eastern District of the Commonwealth of Pennsylvania and service of process by hand delivery or by certified mail, to the addresses set for herein for each party.

          6.4.  Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.5.  Headings.  The headings and captions used in this Agreement are
                --------
used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          6.6.  Notices.  Unless otherwise provided, any notice required or
                -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery (including a recognized overnight delivery service) to the party to be notified, upon receipt by facsimile by the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified, in the case of a Purchaser, at the address of such Purchaser set forth in Schedule I, or, in the case of the Company, at the Company's principal executive office located at 40 Morris Avenue, Bryn Mawr, PA 19010 Attention:
Chief Executive Officer, or at such other address as a Purchaser or the Company may designate by giving ten (10) days advance written notice to the other party.

          6.7.  Expenses.  The Company and the Purchasers shall each bear their
                --------
own respective expenses incurred in connection with the purchase by the Purchasers of the Stock.

          6.8.  Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers.

          6.9.  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          6.10. Entire Agreement.  This Agreement, together with all
                ----------------
exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          6.11. Further Assurances.  From and after the date of this
                ------------------
Agreement, upon the request of the Company, the Purchasers shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.



                     [This space left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first above written.

                              RMH Teleservices, Inc.


                              By:      /s/ John A. Fellows
                                 -------------------------------------------
                              Name:  John A. Fellows
                              Title: Chief Executive Officer




                                       /s/ Jeffrey J. Jensen
                              ----------------------------------------------
                              Jeffrey J. Jensen, individually, and as
                              attorney in fact for:
                              Ronald L. Jensen
                              Gladys M. Jensen
                              Jami J. Jensen
                              Julie J. Jensen
                              Janet J. Jensen
                              James J. Jensen

                                  SCHEDULE I
                                  ----------


--------------------------------------------------------------------------------------
                             Number of Shares      Purchase Price     Cash Portion of
        Purchaser            of Common Stock        for Common        Purchase Price
     Name and Address        to be Purchased          Stock             for Common
                                                                          Stock
--------------------------------------------------------------------------------------
Jeffrey J. Jensen                  400,182           $2,201,001        $2,198,433.09
2121 Precinct Line Road,
Hurst, Texas 76054
--------------------------------------------------------------------------------------
Julie J. Jensen                    310,000           $1,705,000        $1,7030,10.78
2121 Precinct Line Road,
Hurst, Texas 76054
-------------------------------------------------------------------------------------
Janet J. Jensen                    310,000           $1,705,000        $1,703,010.78
2121 Precinct Line Road,
Hurst, Texas 76054
-------------------------------------------------------------------------------------
Jami J. Jensen                     310,000           $1,705,000        $1,703,010,78
2121 Precinct Line Road,
Hurst, Texas 76054
-------------------------------------------------------------------------------------
James J. Jensen                    175,000           $  962,500        $  961,377.04
2121 Precinct Line Road,
Hurst, Texas 76054
-------------------------------------------------------------------------------------
Ronald L. Jensen and               313,000           $1,721,500        $1,719,491.53
Gladys M. Jensen
2121 Precinct Line Road,
Hurst, Texas 76054
-------------------------------------------------------------------------------------